Exhibit 32.1

DIVERSIFIED OPPORTUNITIES, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diversified Opportunities, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Russeth, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 25, 2010	/s/ Kevin Russeth
Kevin Russeth
Chief Executive Officer and Chief Financial Officer (Principal Executive and Financial Officer)